UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

  FORM 8-K

  CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of
  The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)
  May 6, 2010

  Smithtown Bancorp, Inc.
  (Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

  100 Motor Parkway, Suite 160, Hauppauge, New York 11788
  (Address of principal executive offices)

  Registrant’s telephone number, including area code
  631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders was held at 10:00 AM on May 6, 2010, at the Sheraton Long Island Hotel, 110 Motor Parkway, Hauppauge, New York 11788.  Three directors were elected for a term of three years and the appointment of Crowe Horwath LLP, as independent auditors for the fiscal year ending December 31, 2010, was ratified.

A shareholder proposal to take the steps necessary to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually was defeated.

The following table details the vote:
		Shares Voted
Nominees for Directors to serve a term of three years	For	Withheld		Broker Non-Votes

Patrick A. Given	7,223,467	2,488,197		3,556,794
Robert W. Scherdel	7,598,823	2,112,841		3,556,794
Hyukmon Kwon	7,575,278	2,136,386		3,556,794

Ratification of Independent Auditors	For	Against	Abstain	Broker Non-Votes
Crowe Horwath LLP	12,483,710	404,375	378,252	-

Shareholder Proposal	For	Against	Abstain	Broker Non-Votes
Declassification of the Board of Directors	2,893,464	6,380,762	440,437	3,556,795

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHTOWN BANCORP, INC

/s/ Christopher Becker
Dated: May 11, 2010	___________________________________
Christopher Becker, Executive Vice President
and Chief Financial Officer